UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2017

KOLDECK INC.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-213744 ------------------------------- (Commission File Number)	37-1817132 ------------------------------------- (IRS Employer Identification No.)

Koldeck Inc

800 North Rainbow Blvd. Ste. 208,

Las Vegas, NV 89107

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(Address of principal executive offices)

 (702) 703-7133

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Svetlana Mazur is voluntarily returning 7,000,000 shares of her own personal stock to the Company’s treasury for cancellation. The return is in the best interests of the company as it ensures a more evenly distributed share ownership among the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOLDECK INC

By:

/s/ Svetlana Mazur

Name:

Svetlana Mazur

Title:

President, Chief Executive and Financial Officer

Date: July 20, 2017